Exhibit 99.3

Investor Data Request for Pool Attribute Matrix
The percentages should add up to 100% per table.


Cur. Prin. Bal. & CLTV      (% of principal balance)
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Current Principal Balance   Up to 70.00%  70.01% to 80.00%  80.01% to 90.00%  90.01% to 100.00%  100.01% to 110.00%
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Up to $50,000                   0.57%           0.25%            0.33%              0.74%               1.30%
$50,000.01 to $100,000.00       1.15%           0.83%            1.88%              4.18%              15.26%
$100,000.01 to $150,000.00      0.55%           0.60%            1.40%              4.29%              22.32%
$150,000.01 to $200,000.00      0.38%           0.58%            0.99%              2.76%              14.87%
$200,000.01 to $250,000.00      0.30%           0.13%            0.73%              1.51%               7.32%
Over $250,000.00                0.28%           0.18%            0.77%              2.59%               7.97%
Total                           3.22%           2.56%            6.09%             16.07%              69.04%
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Cur. Prin. Bal. & CLTV      (% of principal balance)
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Current Principal Balance   110.01% to 115.00%  Over 115.00%   Total   Average FICO   WA Loan Rate
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Up to $50,000                     0.13%             0.00%      3.33%        631         12.106
$50,000.01 to $100,000.00         0.93%             0.00%     24.22%        625         10.586
$100,000.01 to $150,000.00        1.18%             0.00%     30.33%        621         10.073
$150,000.01 to $200,000.00        0.54%             0.00%     20.12%        619          9.696
$200,000.01 to $250,000.00        0.18%             0.00%     10.16%        621          9.349
Over $250,000.00                  0.06%             0.00%     11.85%        626          9.065
Total                             3.02%             0.00%    100.00%        623          9.996
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CLTV & FICO                 (% of principal balance)
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CLTV                         N/A      Under 541    541 to 580    581 to 620   621 to 660   661 to 700    Over 700     Total
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Up to 70.00%                0.10%        0.23%         0.78%        0.62%        0.63%         0.39%       0.58%       3.22%
70.01% to 80.00%            0.11%        0.17%         0.66%        0.49%        0.46%         0.35%       0.44%       2.56%
80.01% to 90.00%            0.31%        0.62%         1.01%        1.58%        1.47%         0.72%       0.69%       6.09%
90.01% to 100.00%           0.76%        1.65%         3.05%        3.58%        4.24%         2.05%       1.49%      16.07%
100.01% to 110.00%          2.57%        5.08%        10.90%       18.10%       21.00%        10.88%       3.08%      69.04%
110.01% to 115.00%          0.23%        0.44%         0.55%        0.77%        0.84%         0.31%       0.11%       3.02%
Total                       4.08%        8.19%        16.94%       25.14%       28.64%        14.69%       6.40%     100.00%
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CLTV & FICO                 (% of principal balance)
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CLTV                        Avg Cur.Prin.Bal.  WA Loan Rate
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Up to 70.00%                      80,157          9.749
70.01% to 80.00%                  91,347          9.885
80.01% to 90.00%                 105,669          9.778
90.01% to 100.00%                113,615          9.864
100.01% to 110.00%               124,860         10.030
110.01% to 115.00%               102,926         10.724
Total                            117,709          9.996
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Prin Balance & FICO         (% of principal balance)
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Current Principal Balance      N/A      Under 541    541 to 580    581 to 620   621 to 660   661 to 700    Over 700     Total
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Up to $50,000                 0.19%        0.29%         0.41%        0.84%        0.98%         0.48%       0.32%       3.33%
$50,000.01 to $100,000.00     1.26%        2.22%         3.92%        5.63%        7.15%         3.47%       1.82%      24.22%
$100,000.01 to $150,000.00    1.01%        2.26%         5.21%        7.93%        8.48%         4.65%       1.80%      30.33%
$150,000.01 to $200,000.00    0.60%        1.59%         3.71%        5.44%        5.67%         2.51%       1.21%      20.12%
$200,000.01 to $250,000.00    0.25%        0.65%         1.90%        2.34%        3.36%         1.37%       0.55%      10.16%
Over $250,000.00              0.78%        1.18%         1.79%        2.97%        3.00%         2.21%       0.70%      11.85%
Total                         4.08%        8.19%        16.94%       25.14%       28.64%        14.69%       6.40%     100.00%
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Prin Balance & FICO         (% of principal balance)
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Current Principal Balance     Average CLTV  WA Loan Rate
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Up to $50,000                     89.05        12.106
$50,000.01 to $100,000.00         99.33        10.586
$100,000.01 to $150,000.00       102.59        10.073
$150,000.01 to $200,000.00       102.22         9.696
$200,000.01 to $250,000.00       101.42         9.349
Over $250,000.00                 100.68         9.065
Total                            100.93         9.996
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CLTV and Loan Rates   (% of principal balance)
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CLTV                    Under 8.000%   8.000% - 8.999%  9.000% - 9.999%  10.000% - 10.999%  11.000% - 11.999%  12.000% - 12.999%
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Up to 70.00%                0.40%           0.79%            0.53%             1.03%              0.25%              0.13%
70.01% to 80.00%            0.40%           0.51%            0.35%             0.81%              0.23%              0.17%
80.01% to 90.00%            1.00%           1.22%            1.04%             2.00%              0.41%              0.18%
90.01% to 100.00%           2.86%           2.49%            3.43%             4.51%              1.25%              0.70%
100.01% to 110.00%          8.21%           5.89%           18.49%            26.23%              6.10%              2.37%
110.01% to 115.00%          0.14%           0.00%            0.38%             1.66%              0.57%              0.23%
Total                      13.01%          10.88%           24.22%            36.25%              8.80%              3.78%
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CLTV and Loan Rates   (% of principal balance)
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CLTV                    13.000% and up    Total   Average FICO   WA Loan Rate
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Up to 70.00%                 0.10%         3.22%       629           9.749
70.01% to 80.00%             0.09%         2.56%       628           9.885
80.01% to 90.00%             0.24%         6.09%       624           9.778
90.01% to 100.00%            0.82%        16.07%       622           9.864
100.01% to 110.00%           1.76%        69.04%       622          10.030
110.01% to 115.00%           0.04%         3.02%       612          10.724
Total                        3.06%       100.00%       623           9.996
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CLTV = Combined Loan to Value Unless stated otherwise, the above terms are defined consistently with the prospectus supplement
(i.e. CLTV, FICO, WA Loan Rate).


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